Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2023-09-30	12 Months Ended
Jun. 30, 2026
Erroneously Awarded Compensation Recovery
Restatement Determination Date	Sep. 30, 2023
Erroneous Compensation Analysis

CLAWBACK POLICY

In September 2023, our Board of Directors adopted a clawback and forfeiture policy. The policy covers all current and former executive officers of the Company. Pursuant to the policy, in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company's material noncompliance with any financial reporting requirement under the securities laws, the Board of Directors will require reimbursement or forfeiture of any excess cash and/or equity-based incentive compensation that is approved, awarded, or granted to a covered executive on or after September 15, 2023.